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                                                                    EXHIBIT 24.1

                         YORK INTERNATIONAL CORPORATION

                               POWER OF ATTORNEY
                               -----------------


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of York International Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint Jane G. Davis and C. David Myers, or any of them acting singly or jointly, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, or any of them, to sign for the undersigned and in their respective names, as directors and as officers of the Company, the Registration Statement of the Company on Form S-8 or other appropriate form (and any pre-effective or post-effective amendments or supplements to such Registration Statement), to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission relating to the Common Stock to be issued by the Company in connection with the Company's Amended and Restated 1992 Omnibus Stock Plan.

Capacity                                                         Date
--------                                                         ----


_______________________________                                  May 14, 1998
Robert N. Pokelwaldt, Chairman of the Board and Chief Executive Officer
(principal executive officer)



_______________________________                                  May 14, 1998
C. David Myers, Controller
(principal financial officer and  principal
accounting officer)
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_______________________________                                  May 14, 1998
John R. Tucker, President, Chief
Operating Officer and Director



_______________________________                                  May 14, 1998
Malcolm W. Gambill, Director



_______________________________                                  May 14, 1998
Robert F. B. Logan, Director



_______________________________                                  May 14, 1998
Gerald C. McDonough, Director



_______________________________                                  May 14, 1998
Donald M. Roberts, Director



_______________________________                                  May 14, 1998
James A. Urry, Director



_______________________________                                  May 14, 1998
John E. Welsh, III, Director



_______________________________                                  May 14, 1998
Walter B. Wriston, Director